UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


                          FORM 8-K


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 21, 2005



                           CPI CORP.
      (Exact name of registrant as specified in its charter)



                           Delaware
          (State or Other Jurisdiction of Incorporation)



           0-11227                          43-1256674
   (Commission file Number)      (IRS Employer Identification No.)



   1706 Washington Avenue, St. Louis, Missouri      63103-1790
    (Address of principal executive offices)        (Zip code)


Registrants' telephone number, including area code: (314) 231-1575



(Former name or former address, if changes since last report): Not Applicable













ITEM 8.01     OTHER EVENTS

A. On January 21, 2005, CPI Corp. issued the following press release announcing busy season sales trends.


       CPI CORP.
       NEWS FOR IMMEDIATE RELEASE	FOR RELEASE Friday, January 21, 2005

       FOR FURTHER INFORMATION CONTACT:

       NAME: Jane Nelson 		FROM: CPI Corp.
       ADDRESS: 1706 Washington Avenue  CITY: St. Louis
       STATE, ZIP: Missouri 63103	TELEPHONE: (314) 231-1575

----------------------------------------------------------------------------

                 CPI CORP. ANNOUNCES BUSY SEASON SALES TRENDS

     St. Louis, MO, January 21, 2005 - CPI Corp. (NYSE-CPY) today announced that due to the highly seasonal nature of its business, with the largest sales volumes occurring in the fourth fiscal quarter between Thanksgiving and Christmas, the Company is initiating the disclosure of fourth uarter-to-date sales trends through the end of the Company's 12th accounting period which this year represents the eight weeks ended January 8, 2005.

Total net sales for the eight-week period ended January 8, 2005 represent an approximate 7% increase over the comparable eight-week period of fiscal 2003 which ended on January 10, 2004.

The Company anticipates reporting full fourth quarter and annual results for its 2004 fiscal year which ends on February 5, 2005 during the first week in April 2005.

CPI is a portrait photography company offering photography services in the United States, Puerto Rico and Canada through Sears Portrait Studios. The Company also operates searsphotos.com, an on-line photofinishing service as well as the vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.

The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties. Management wishes to caution the reader that these orward-looking statements, such as the Company's outlook for portrait studios, future cash requirements, compliance with debt covenants, valuation allowances, and capital expenditures, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company. Such risks include, but are not limited to: customer demand for the Company's products and services, the Company's ability to obtain financing when needed under reasonable terms, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears and the condition and strategic planning of Sears, fluctuations in operating results, the condition of Prints Plus Inc., the attraction and retention of qualified personnel, unforeseen difficulties arising from installation and operation of new equipment in our portrait studios and other risks as may be described in the Company's filings with the Securities and Exchange Commission, including its Form 10-K for the year ended February 7, 2004.










                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    CPI CORP.
                                    ____________________________________
                                    (Registrant)




                               	By: /s/ Jack Krings
                                    ___________________________________
                                    Jack Krings
                                    President and Chief Operating Officer
                                    and Member of the Office of the Chief
                                    Executive

Dated: January 26, 2005